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                         NICHOLAS-APPLEGATE FUND, INC.
                     Nicholas-Applegate Growth Equity Fund
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                        Supplement dated June 5, 2003 to
                       Prospectus dated February 28, 2003

Risk/Return Summary--Fees and Expenses

   For the period June 1, 2003 through May 31, 2004, the Manager of the Fund has contractually agreed to a reduced management fee of .95 of 1% of the average daily net assets of the Fund up to $25 million, .825 of 1% of the next $75 million and .70 of 1% thereafter. This reduction is the result of a corresponding reduction in the subadvisory fee paid to Nicholas-Applegate Capital Management (NACM).

How the Fund is Managed--Portfolio Managers

   Michael Barraclough, Lead Portfolio Manager, is responsible for the Fund's day-to-day management. Michael has been with NACM since 1993 and has served as a Lead Portfolio Manager with NACM since 2002. Prior thereto, he was a portfolio manager for NACM managed accounts.
Michael is overseen by Stephen Ross, Lead Portfolio Manager, who since 2002 has served as head of NACM's U.S. Large and Mid Cap Equities team. Prior thereto, Steve served as Lead Portfolio Manager of NACM managed accounts. Steve has been with NACM since 1994 and is a member of NACM's Executive Committee. Horacio Valeiras, CFA, is NACM's Chief Investment Officer responsible for daily management of all NACM investment and trading functions and is a member of NACM's Executive Committee. Prior to joining NACM in 2002, Horacio was a managing director of Morgan Stanley Investment Management, London, responsible for developing and overseeing their Global Core Equity and European tactical asset allocation programs.

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